SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

Check the appropriate box:

☒	Preliminary Information Statement
☐	Confidential, for use of the Commission only (as permitted by Rule 14c-6(d)(2))
☐	Definitive Information Statement

Ever-Glory International Group, Inc.
(Name of Registrant as specified in Its Charter)

Payment of filing fee (check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number or the form or schedule and the date of its filing.

(1)	Amount previously paid:
(2)	Form, schedule or registration statement no.:
(3)	Filing party:
(4)	Date filed:

Ever-Glory International Group, Inc.

100 N. Barranca Ave. #810

West Covina, California 91791

Tel: (626) 839-9116

NOTICE OF ACTION BY

WRITTEN CONSENT OF SHAREHOLDERS

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

To our Shareholders:

This Information Statement is furnished by the Board of Directors of Ever-Glory International Group, Inc., a Florida corporation (the “Company”), to holders of record of the Company’s common stock, $0.001 par value per share, at the close of business on August 10, 2007, pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended.

The purpose of this Information Statement is to inform the Company’s shareholders of an action taken by the written consent of the holders of a majority of the Company’s voting stock, dated as of August 10, 2007. This Information Statement shall be considered the notice required under Section 607.0704 of the Florida Business Corporation Act.

The action taken by the Company’s shareholders will not become effective until at least 20 days after the initial mailing of this Information Statement.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

AND NO SHAREHOLDER MEETING WILL BE HELD TO CONSIDER ANY

MATTER DESCRIBED HEREIN.

By order of the Board of Directors:

/s/ Kang Yi Hua
Kang Yi Hua
Chief Executive Officer

Ever-Glory International Group, Inc.

This Information Statement is being sent by first class mail to all record and beneficial owners of the common stock, $0.001 par value, of Ever-Glory International Group, Inc., a Florida corporation, which we refer to herein as “EGLY,” “company,” “we,” “our” or “us.” The mailing date of this Information Statement is on or about August __, 2007.

On August 10, 2007, the record date for determining the identity of shareholders who are entitled to receive this Information Statement, 19,971,758 shares of our common stock were issued and outstanding and 7,883 shares of our Series A preferred stock were issued and outstanding. The common stock and Series A preferred stock constitutes the sole outstanding classes of voting securities of the Company. Each share of common stock entitles the holder thereof to one vote on all matters submitted to shareholders and each share of Series A preferred stock has the same voting rights as 7,600 shares of common stock.

General Information

On August 10, 2007, the Company’s Board of Directors approved an amendment to the Company’s Articles of Incorporation to increase the authorized number of shares of the Company’s Common Stock from 100,000,000 shares to 500,000,000 shares (the “Amendment”). On August 10, 2007, a majority of the holders of the Company’s voting capital stock approved the Amendment.

The shareholder approval was granted by written consent, in lieu of a special meeting of the shareholders. The controlling shareholders have not consented to or considered any other corporate action. The shareholders’ approval of the transactions contemplated by the Amendment was granted in each case subject to the filing of an Information Statement with the Securities and Exchange Commission and delivery of notice to the other shareholders of the Company.

Because shareholders holding at least a majority of the voting rights of our outstanding voting capital stock at the record date have voted in favor of the Amendment, and have sufficient voting power to approve the transaction through their ownership of common and Series A Preferred stock, no other shareholder consents will be solicited in connection with this Information Statement. Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934 (the “Exchange Act”), the proposals will not become effective until a date at least 20 days after the date on which this Information Statement has been mailed to the shareholders. We anticipate that the actions contemplated herein will be effected approximately 30 days after filing of this Information Statement. This Information Statement will serve as written notice to shareholders pursuant to Section 607.0704 of the Florida Business Corporation Act.

The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

The Company’s U.S. mailing address is 100 N. Barranca Ave. #810, West Covina, California 91791. The address of the Company’s principal executive offices is 509 Chengxin Road, Jiangning Economic and Technological Development Zone, Nanjing, Jiangsu Province, PRC.

NO VOTE OR OTHER CONSENT OF OUR SHAREHOLDERS IS SOLICITED

IN CONNECTION WITH THIS INFORMATION STATEMENT.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED

NOT TO SEND US A PROXY.

AMENDMENT TO THE ARTICLES OF INCORPORATION

The Company intends to amend its Articles of Incorporation to increase the number of authorized shares of its Common Stock from 100,000,000 to 500,000,000. Under Section 607.1004 of the Florida Business Corporation Act, such amendment requires the approval of a majority of the Company's voting capital stock acting as a group. On August 10, 2007, holders of a majority of the Company’s capital stock approved an amendment to the Company’s Articles of Incorporation, to increase the number of authorized shares of the Company’s Common Stock from 100,000,000 to 500,000,000. As of August 10, 2007, the Company had 19,971,758 shares of Common Stock and 7,883 shares of Series A Preferred Stock issued and outstanding. The amendment will enable the Company to cause the conversion of all issued and outstanding shares of Series A Preferred Stock into Common Stock. Each share of Series A Preferred Stock shall be converted into 7,600 shares of Common Stock. The Board also believes that the increase in authorized common shares will provide the Company greater flexibility with respect to the Company’s capital structure for such purposes as additional equity financing, and stock-based acquisitions.

Increase In Authorized Common Stock

The terms of the additional shares of Common Stock will be identical to those of the currently outstanding shares of Common Stock. However, because holders of Common Stock have no preemptive rights to purchase or subscribe for any unissued stock of the Company, the issuance of additional shares of Common Stock will reduce the current stockholders’ percentage ownership interest in the total outstanding shares of Common Stock. This amendment and the creation of additional shares of authorized Common Stock will not alter the current number of issued shares. The relative rights and limitations of the shares of Common Stock will remain unchanged under this amendment.

As of the Record Date, a total of 19,971,758 shares of Common Stock are issued and outstanding. The increase in the number of authorized but unissued shares would enable the Company, without further stockholder approval, to issue shares from time to time as may be required for proper business purposes, such as raising additional capital for ongoing operations, business and asset acquisitions, stock splits and dividends, present and future employee benefit programs and other corporate purposes.

The proposed increase in the authorized number of shares of Common Stock could have a number of effects on the Company’s stockholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. The increase could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult. For example, additional shares could be issued by the Company so as to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company, even if the persons seeking to obtain control of the Company offer an above-market premium that is favored by a majority of the independent stockholders. Similarly, the issuance of additional shares to certain persons allied with the Company’s management could have the effect of making it more difficult to remove the Company’s current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. The Company does not have any other provisions in its Articles of Incorporation, bylaws, employment agreements, credit agreements or any other documents that have material anti-takeover consequences. Additionally, the Company has no plans or proposals to adopt other provisions or enter into other arrangements, except as disclosed below, that may have material anti-takeover consequences. The board of directors is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and this proposal is not being presented with the intent that it be utilized as a type of anti-takeover device.

There are currently no plans, arrangements, commitments or understandings for the issuance of the additional shares of Common Stock which are proposed to be authorized.

The proposed form of Amendment attached as Exhibit A hereto becomes effective upon filing with the Florida Secretary of State.

DESCRIPTION OF CAPITAL STOCK

Common Stock

As of the Record Date, there were 100,000,000 shares of Common Stock authorized with a par value of $0.001 per share, of which 19,971,758 shares were issued and outstanding. Each holder of the Company’s Common Stock is entitled to one vote for each share held of record on all matters submitted to the vote of stockholders, including the election of directors.

Holders of Common Stock of the Company have no preemptive rights to acquire or subscribe to any of the additional shares of Common Stock.

The holders of Common Stock are entitled to receive pro rata dividends, when and as declared by the board of directors in its discretion, out of funds legally available. As a result, the payment of such dividends will depend on the Company’s financial condition, results of operations, capital requirements and such other factors as the board of directors deems relevant. The Company has not declared any dividends since incorporation and does not anticipate doing so in the foreseeable future.

Preferred Stock

As of the Record Date, there were 5,000,000 shares of Preferred Stock authorized with a par value of $0.001 per share of which 10,000 shares are designated as Series A Preferred Stock, of which 7,883 shares were issued and outstanding. Each share of Series A Preferred Stock is entitled to 7,600 votes and votes as a single group with the Common Stock on all matters brought to the shareholders. The board of directors has sole discretion in designating the preferences, limitations and relative rights of the Preferred Stock.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

Our officers and directors together as a group hold 6,967 shares of Series A Preferred Stock which represents 88% of our total issued and outstanding shares of Series A Preferred Stock. Upon conversion of the Series A Preferred Stock, shares of Series A Preferred Stock held by our directors and officers together as a group will be converted into an aggregate of 52,949,200 shares of Common Stock.

The shareholdings of our directors and officers are listed below in the section entitled “Security Ownership of Certain Beneficial Owners and Management.” To our knowledge, no director has advised the Company that he intends to oppose the Amendment, as more particularly described herein.

SECURITY OWNERSHIP BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of the Company’s Common Stock and Preferred Stock as of August 10, 2007 by each person known to the Company to won more then five percent (5%) of the Company’s Common Stock and by each of the Company’s current directors and officers, and by all directors and officers of the Company as a group. The percentage of beneficial ownership is based upon 19,971,758 shares of Common Stock outstanding and 7,883 shares of Series A Preferred Stock outstanding, as of August 10, 2007. Unless otherwise identified, the address of the directors and officers of the Company listed below is 17870 Castleton Street, #335, City of Industry, California 91748.

Name	Amount and Nature of Beneficial Ownership
	Common Stock		Series A Convertible Preferred Stock
	Number of Shares	Percent of Class	Number of Shares	Percent of Class
Executive Officers and Directors
Kang, Yi Hua, Chief Executive Officer, President and Director	614,338	3.1%	6,238	79.1%
Wei, Ru Qin, Director	-	-	115	1.5%
Sun, Jia Jun, Chief Operating Officer and Director	-	-	230	2.9%
Li, Ling, Director	-	-	384	4.9%
Guo, Yan, Chief Financial Officer and Director	-	-	-	-
All Officers and Directors as a Group (five persons)	614,338	3.1%	6,967	88.4%

ADDITIONAL INFORMATION

The Company files annual, quarterly and current reports, information statements and other information with the Securities and Exchange Commission. You may read and copy any reports, statements or other information that we file at the Securities and Exchange Commission’s public reference rooms at 100 F Street, N.E., Washington, D.C. 20549. You may also obtain copies of this information by mail from the Public Reference Section of the Securities and Exchange Commission, 100 F Street, N.E., Washington, DC 20549 at prescribed rates. Please call the Securities and Exchange Commission at 1-(800) SEC-0330 for further information on the public reference rooms. The Securities and Exchange Commission also maintains a web site at http://www.sec.gov at which reports, proxy and information statements and other information regarding the Company are available. We maintain a website at http://www.everglorygroup.com. The material located on our website is not a part of this information statement. The Securities and Exchange Commission allows us to “incorporate by reference” information into this information statement, which means that we can disclose important information to you by referring you to another document filed separately with the Securities and Exchange Commission. The information incorporated by reference into this information statement is deemed to be part of this document, except for any information superseded by information contained directly in this document or contained in another document filed in the future which itself is incorporated into this information statement. This document incorporates by reference the documents listed below that we have previously filed with the Securities and Exchange Commission (Exchange Act filing number 000-28806):

EVER-GLORY INTERNATIONAL GROUP, INC.

Dated: August 27, 2007	/s/ Kang Yihua
Kang Yihua
Chief Executive Officer

EXHIBIT A

ARTICLES OF AMENDMENT

to

ARTICLES OF INCORPORATION

of

EVER-GLORY INTERNATIONAL GROUP, INC.

In accordance with Sections 607.1003 and 607.1006 of the Florida Business Corporation Act, the undersigned, Chief Executive Officer of Ever-Glory International Group, Inc. (the “Corporation”) hereby certifies:

FIRST: That ARTICLE SIX of the Corporation’s Articles of Incorporation, is hereby amended and restated as follows:

“The total number of shares of capital stock which the corporation has authority to issue is 505,000,000 shares of capital stock, 500,000,000 shares of common stock par value $0.0001 and 5,000,000 shares of preferred stock, the rights and preference of which shall be determined solely by the members of the Board of Directors of the corporation. The preferred stock may be created and issued from time to time in one or more series, with such designations, preferences, conversion rights, cumulative, relative, participating, optional or other rights, including voting rights, qualifications, limitation or restrictions thereof as shall be stated and expressed in the resolution or resolutions providing for the creation and issuance of such series of preferred stock as adopted by the Board of Directors pursuant to the authority in this paragraph given.

Effective as of the date of filing of these Articles of Amendment, each share of Series A Convertible Preferred Stock of the Company, issued and outstanding as of [DAY BEFORE DATE OF FILING], 2007 (the “Series A Preferred Stock”), will be automatically converted into seven-thousand six hundred (7,600) fully paid and nonassessable shares of common stock, $.0001 par value per share (the “Conversion Stock”). Each certificate that represented shares of Series A Preferred Stock shall, after the date of filing of these Articles of Amendment (the “Effective Date”), represent the number of shares of Conversion Stock into which the shares of Series A Preferred Stock represented by such certificate were reclassified and converted into hereby; provided, however, that each person holding of record a certificate or certificates that represented shares of Series A Preferred Stock shall receive, upon surrender of said certificate or certificates, a new certificate or certificates, as the case may be, evidencing and representing the number of shares of Conversion Stock to which such person is entitled pursuant to this Amendment.

SECOND:             The foregoing Articles of Amendment to the Articles of Incorporation were adopted pursuant to Section 607.0821 by the Board of Directors of the Corporation by written consent dated August 10, 2007.

THIRD:  That in lieu of a meeting, holders of shares of stock representing a majority of the issued and outstanding shares of the capital stock of the Corporation have given written consent to such amendment in accordance with the provision of Section 607.0704. Therefore, the number of votes cast was sufficient for approval.

These Articles of Amendment to the Articles of Incorporation shall be effective upon filing with the Florida Secretary of State.

IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to the Articles of Incorporation to be executed by its duly authorized officer.

EVER-GLORY INTERNATIONAL GROUP, INC.
Dated: ___________________, 2007.	/s/
Kang Yi Hua, Director Chief Executive Officer